UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 29, 2011

UNITED COMMUNITY BANKS, INC.
(Exact name of registrant as specified in its charter)

Georgia	No. 0-21656	No. 58-180-7304
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

 125 Highway 515 East
Blairsville, Georgia  30512
(Address of principal executive offices)

Registrant's telephone number, including area code:
(706) 781-2265

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into Material Definitive Agreement

United Community Banks, Inc. (the “Company”) entered into an amendment, dated March 29, 2011 (the “Amendment”), by and between the Company and Illinois Stock Transfer Company, to its Tax Benefits Preservation Plan, dated February 22, 2011 (as amended, the “Plan”) to amend certain definitions contained in the Plan including the definition of Acquiring Person, Affiliate and Final Expiration Date.

The definition of “Acquiring Person” was amended to include within the exemptions to the definition certain entities that were not previously exempt from such definition including Corsair Georgia, L.P., K 422 Holdings, L.L.C. and K 422 Holdings South, L.L.C., to the extent that each such entity became a Beneficial Owner (as defined in the Plan) of Company 382 Securities (as defined in the Plan), pursuant to their respective investor or subscription agreement entered into in the Private Placement (as defined below), and any person who is a permitted assignee of such entity under such investor or subscription agreement in compliance with the terms thereof.

The definition of “Affiliate” was amended to remove from the definition the meaning ascribed to the term “Affiliate” in Rule 12b-2 under the Securities Exchange Act of 1934, as amended.  As amended, “Affiliate” means, with respect to any person, any other person whose common securities would be deemed to be (i) constructively owned by such first person, or (ii) otherwise aggregated with shares owned by such first person (other than any aggregation solely by reason of such shares being part of the same “public group”), in each case for purposes of tracking owner shifts and identifying 5-percent shareholders pursuant to the provisions of Section 382 of the Internal Revenue Code of 1986, as amended.

The definition of “Final Expiration Date” was amended to change the expiration date of the Plan from the fifth anniversary of the date of the Plan to March 31, 2014, subject to certain exceptions.

The foregoing summary of the Amendment is not complete and is qualified by reference to the full text of the Amendment, a copy of which is attached hereto as Exhibit 4.1 to this Form 8-K and incorporated herein by reference in its entirety.

Item 3.02               Unregistered Shares of Equity Securities.

On March 30, 2011, the Company completed its planned $380 million capital raise from accredited investors (the “Investors”) in a private placement (the “Private Placement”) previously disclosed by the Company on a Form 8-K, filed with the Securities and Exchange Commission on March 17, 2011 pursuant to which the Company issued (i) 17,338,497 shares of the Company’s existing common stock (the “Voting Common Stock”) at a price of $1.90 per share; (ii) 195,872 shares of Mandatorily Convertible Cumulative Non-Voting Perpetual Preferred Stock, Series F (the “Series F Preferred Stock”); and (iii) 151,185 shares of Mandatorily Convertible Cumulative Non-Voting Perpetual Preferred Stock, Series G (the “Series G Preferred Stock”).

Item 5.03               Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

In connection with the Private Placement referred to in this Current Report on Form 8-K, on March 29, 2011, the Company filed with the Georgia Secretary of State, Articles of Amendment to the Company’s Restated Articles of Incorporation, as amended (the “Articles of Amendment”) setting forth the rights, restrictions, privileges and preferences of the Series F Preferred Stock and Series G Preferred Stock.

Series F Preferred Stock

The following is a summary of the material terms and provisions of the designations, powers, preferences, limitations, restrictions, and relative rights of the Series F Preferred Stock as contained the Articles of Amendment.

Authorized Shares and Liquidation Preference. The Company has designated 195,872 shares as “Mandatorily Convertible Cumulative Non-Voting Perpetual Preferred Stock, Series F,” which have a par value of $1.00 per share and a liquidation preference of $1,000 per share.

Mandatory Conversion.  The Series F Preferred Stock of each holder will convert into shares of Voting Common Stock on the second business day following the receipt by us and/or such holder of the following: all shareholder approvals necessary to (x) approve the conversion of the Series F Preferred Stock into Voting Common Stock for purposes of Rule 5635 of the Nasdaq Stock Market Rules and (y) amend the Company’s Restated Articles of Incorporation to (A) authorize a number of shares of non-voting common stock of the Company (the “Non-Voting Common Stock”) sufficient to permit the full conversion of the Series G Preferred Stock into Non-Voting Common Stock and (B) increase the number of authorized shares of Voting Common Stock to at least such number as will be sufficient to permit the full conversion of the Series F Preferred Stock and the Non-Voting Common Stock.  The number of shares of Voting Common Stock into which each share of Series F Preferred Stock is convertible is determined by dividing (i) the $1,000 per share liquidation preference by (ii) the applicable conversion price, which is initially $1.90 per share; provided that the Series F Preferred Stock will not convert into Voting Common Stock until all accrued and unpaid dividends have been paid in cash to the holders.

Dividends.  Commencing on the date on which the shares of Series F Preferred Stock were first issued, dividends will accrue and be payable semi-annually in arrears on March 30th and September 30th of each year,  Dividends for each outstanding share of Series F Preferred Stock will be payable if, when and as declared by the Board of Directors or a duly authorized committee thereof in cash at an annual rate equal to the “dividend rate” (meaning the sum of (a) the greater of (i) LIBOR and (ii) 2.0% plus (b) 15.0% (up to a maximum of 18.0%)) multiplied by the sum of (i) the liquidation preference plus (ii) all accrued and unpaid dividends for any prior dividend period, payable in cash; provided that, in the event that the as-converted dividend for such dividend period is greater than the dividend calculated pursuant to the foregoing language, each outstanding share of Series F Preferred Stock will be entitled to receive, when and as declared by the Board of Directors, the as-converted dividend instead.

No dividends will be paid in respect of the dividend period in which the Series F Preferred Stock convert into Voting Common Stock.

Subject to limited exceptions, if dividends payable on all outstanding shares of the Series F Preferred Stock for any dividend period have not been declared and paid or declared and funds set aside therefore, the Company will not be permitted to declare or pay dividends with respect to, or redeem, purchase or acquire any of our junior securities, or redeem, purchase or acquire any parity securities.

Ranking.  The Series F Preferred Stock ranks, with respect to dividend rights and rights on liquidation, winding up and dissolution, on a parity with our Series A Non-Cumulative Preferred Stock, the Fixed Rate Cumulative Perpetual Preferred Stock, Series B, the Series C Fixed Rate Cumulative Perpetual Preferred Stock, the Cumulative Perpetual Preferred Stock, Series D, the Junior Participating Preferred Stock, Series E, the Series G Preferred Stock and with each other class or series of equity securities the terms of which do not expressly provide that such class or series will rank senior or junior to the Series F Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution.  The Series F Preferred Stock ranks senior to our Voting Common Stock, Non-Voting Common Stock and each other class or series of capital stock outstanding or established after the date of issuance of the Series F Preferred Stock, the terms of which do not expressly provide that it ranks on a parity with or senior to the Series F Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution.

Voting Rights.  The holders of the Series F Preferred Stock will not have any voting rights other than as required by law, except that the approval of the holders of a majority of outstanding shares of the Series F Preferred Stock, voting as a single class, will be required with respect to certain matters, including (i) amendments, alterations or repeals of any provision of the Restated Articles of Incorporation or bylaws of the Company that would adversely affect the rights, preferences or privileges of the Series F Preferred Stock and (ii) amendment or alterations of the Company’s Restated Articles of Incorporation to authorize, or create, or increase the authorized amount of, any shares of, or any securities convertible into shares of, capital stock ranking equally with or senior to the Series F Preferred Stock.

Liquidation.  In the event the Company voluntarily or involuntarily liquidates, dissolves or winds up, the holders of the Series F Preferred Stock will be entitled, before any distribution to the holders of our Voting Common Stock, Non-Voting Common Stock or any other junior capital stock and subject to the rights of our credits, to receive an amount equal to the greater of (i) the $1,000 per share liquidation preference plus an amount equal to any accrued but unpaid dividends and (ii) the payment or distribution to which such holders would have been entitled if the Series F Preferred Stock were converted into Voting Common Stock immediately before such liquidation, dissolution or winding-up.

Series G Preferred Stock

The following is a summary of the material terms and provisions of the designations, powers, preferences, limitations, restrictions, and relative rights of the Series G Preferred Stock as contained the Articles of Amendment.

Authorized Shares and Liquidation Preference.  The Company has designated 151,185 shares as “Mandatorily Convertible Cumulative Non-Voting Perpetual Preferred Stock, Series G,” which have a par value of $1.00 per share and a liquidation preference of $1,000 per share.

Mandatory Conversion.  The Series G Preferred Stock of each holder will convert into shares of Non-Voting Common Stock on the second business day following the receipt by us and/or such holder of the following: (i) all shareholder approvals necessary to (x) approve the conversion of the Non-Voting Common Stock into Voting Common Stock for purposes of Rule 5635 of the Nasdaq Stock Market Rules and (y) approve the amendment to the Restated Articles of Incorporation to (A) authorize a number of shares of Non-Voting Common Stock sufficient to permit the full conversion of the Series G Preferred Stock into Non-Voting Common Stock and the issuance of certain additional shares of Non-Voting Common Stock and (B) increase the number of authorized shares of Voting Common Stock to at least such number as will be sufficient to permit the full conversion of the Non-Voting Common Stock and (ii) as to a holder, if applicable, the expiration or termination of any waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.  The number of shares of Non-Voting Common Stock into which each share of Series G Preferred Stock is convertible is determined by dividing (i) the $1,000 per share liquidation preference by (ii) the applicable conversion price, which  is initially $1.90 per share; provided that the Series G Preferred Stock will not convert into Voting Common Stock until all accrued and unpaid dividends have been paid in cash to the holders.

Dividends.  Commencing on the date on which the shares of Series G Preferred Stock were first issued, dividends will accrue and be payable semi-annually in arrears on March 30th and September 30th of each year,  Dividends for each outstanding share of Series G Preferred Stock will be payable if, when and as declared by the Board of Directors or a duly authorized committee thereof in cash at an annual rate equal to the “dividend rate” (meaning the sum of (a) the greater of (i) LIBOR and (ii) 2.0% plus (b) 15.0% (up to a maximum of 18.0%)) multiplied by the sum of (i) the liquidation preference plus (ii) all accrued and unpaid dividends for any prior dividend period, payable in cash; provided that, in the event that the as-converted dividend for such dividend period is greater than the dividend calculated pursuant to the foregoing language, each outstanding share of Series G Preferred Stock will be entitled to receive, when and as declared by the Board of Directors, the as-converted dividend instead.

No dividends will be paid in respect of the dividend period in which the Series G Preferred Stock convert into Voting Common Stock.

Subject to limited exceptions, if dividends payable on all outstanding shares of the Series G Preferred Stock for any dividend period have not been declared and paid or declared and funds set aside therefore, the Company will not be permitted to declare or pay dividends with respect to, or redeem, purchase or acquire any of our junior securities, or redeem, purchase or acquire any parity securities.

Ranking.  The Series G Preferred Stock ranks, with respect to dividend rights and rights on liquidation, winding up and dissolution, on a parity with our Series A Non-Cumulative Preferred Stock, the Fixed Rate Cumulative Perpetual Preferred Stock, Series B, the Series C Fixed Rate Cumulative Perpetual Preferred Stock, the Cumulative Perpetual Preferred Stock, Series D, the Junior Participating Preferred Stock, Series E, the Series F Preferred Stock and with each other class or series of equity securities the terms of which do not expressly provide that such class or series will rank senior or junior to the Series G Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution.  The Series G Preferred Stock ranks senior to our Voting Common Stock, Non-Voting Common Stock and each other class or series of capital stock outstanding or established after the date of issuance of the Series G Preferred Stock, the terms of which do not expressly provide that it ranks on a parity with or senior to the Series G Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution.

Voting Rights.  The holders of the Series G Preferred Stock will not have any voting rights other than as required by law, except that the approval of the holders of a majority of outstanding shares of the Series G Preferred Stock, voting as a single class, will be required with respect to certain matters, including (i) amendments, alterations or repeals of any provision of the Restated Articles of Incorporation or bylaws of the Company that would adversely affect the rights, preferences or privileges of the Series G Preferred Stock and (ii) amendment or alterations of the Company’s Restated Articles of Incorporation to authorize, or create, or increase the authorized amount of, any shares of, or any securities convertible into shares of, capital stock ranking equally with or senior to the Series G Preferred Stock.

Liquidation.  In the event the Company voluntarily or involuntarily liquidates, dissolves or winds up, the holders of the Series G Preferred Stock will be entitled, before any distribution to the holders of our Voting Common Stock, Non-Voting Common Stock or any other junior capital stock and subject to the rights of our credits, to receive an amount equal to the greater of (i) the $1,000 per share liquidation preference plus an amount equal to any accrued but unpaid dividends and (ii) the payment or distribution to which such holders would have been entitled if the Series G Preferred Stock were converted into Voting Common Stock immediately before such liquidation, dissolution or winding-up.

The foregoing summary of the Articles of Amendment is not complete and is qualified by reference to the full text of the Articles of Amendment, a copy of which is attached hereto as Exhibit 3.1 to this Form 8-K and incorporated herein by reference in its entirety.

Item 8.01               Other Events.

On March 31, 2011, the Company issued a press release announcing the receipt of all required regulatory approvals necessary to complete and the completion of the Private Placement, as well as approval by the Board of Directors for the asset disposition plans for $435 million of classified assets.  A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(d)                                  Exhibits

Exhibit No.	Description

3.1
Articles of Amendment to the Restated Articles of Incorporation, as amended, setting forth the rights, restrictions, privileges and preferences of the Mandatorily Convertible Cumulative Non-Voting Perpetual Preferred Stock, Series F, and the Mandatorily Convertible Cumulative Non-Voting Perpetual Preferred Stock, Series G

4.1	Amendment to Tax Benefits Preservation Plan, dated as of March 29, 2011, by and between United Community Banks, Inc. and Illinois Stock Transfer Company

99.1	Press Release, dated March 31, 2011

*  *  *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

UNITED COMMUNITY BANKS, INC.

By:	/s/ Rex S. Schuette
Rex S. Schuette
Executive Vice President and
Chief Financial Officer

Date:  March 31, 2011

INDEX TO EXHIBITS

Exhibit No.	Description

3.1
Articles of Amendment to the Restated Articles of Incorporation, as amended, setting forth the rights, restrictions, privileges and preferences of the Mandatorily Convertible Cumulative Non-Voting Perpetual Preferred Stock, Series F, and the Mandatorily Convertible Cumulative Non-Voting Perpetual Preferred Stock, Series G

4.1	Amendment to Tax Benefits Preservation Plan, dated as of March 29, 2011, by and between United Community Banks, Inc. and Illinois Stock Transfer Company

99.1	Press Release, dated March 31, 2011